UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2006 (January 9, 2006)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers

The Board of Directors (the “Board”) of Key Energy Services, Inc., a Maryland corporation (the “Company”) has elected Mr. Daniel Dienstbier to the Board effective as of January 9, 2006.  The election of Mr. Dienstbier to the Board filled the vacancy created by the resignation of Mr. Fran John in August 2004.  Mr. Dienstbier was also appointed to the Executive Committee of the Board and the Corporate Governance and Nominating Committee of the Board.  A copy of the press release announcing Mr. Dienstbier’s election is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

99.1         Press Release dated January 9, 2006 announcing the election of Mr. Daniel Dienstbier to the Board of Directors of Key Energy Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: January 9, 2006	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 9, 2006 announcing the election of Mr. Daniel Dienstbier to the Board of Directors of Key Energy Services, Inc.